Exhibit 99.6.3
                                                                  --------------

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, (PLEASE PRINT NAME) Alexandra Lebenthal, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David
G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July, 2002.



                                          /s/ Alexandra Lebenthal
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York    )
                        ) :
COUNTY OF   Suffolk     )

            On this 9th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


[SEAL]                                    /s/ Paula A. Tobin
                                          ----------------------------
                                          Notary Public

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, (PLEASE PRINT NAME) Garry L. Hogan, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David
G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of July, 2002.



                                          /s/ Garry L. Hogan
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    PA      )
                    )  :
COUNTY OF   Beaver  )

            On this 11th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


[SEAL]                                    /s/ Tracy L. Mattic
                                          ----------------------------
                                          Notary Public

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, (PLEASE PRINT NAME) Allen G. Botwinick, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David
G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July, 2002.



                                          /s/ Allen G.Botwinick
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          ) :
COUNTY OF   Hartford      )

            On this 9th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

                                          My Commission Expires 4/30/2005

ADVEST                                                              215 881 2650
Serving Investors since 1898                                800 221 8146 (Nat'l)
                                                              215 885 3979 (Fax)

                                POWER OF ATTORNEY
--------------------------------------------------------------------------------
The Pavilion
Suite 923, P.O. Box 748
Jenkintown, PA 19046


            KNOW ALL MEN BY THESE PRESENTS THAT I, (PLEASE PRINT NAME) James Fernberger, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David
G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.



                                          /s/ James Fernberger
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Pennsylvania  )
                          ) :
COUNTY OF   Montgomery    )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


[SEAL]                                    /s/ Donna Goldhorn-Fuhs
                                          ----------------------------
                                          Notary Public

                                          My Commission Expires 4/30/2005